Filed Pursuant to Rule 497(k)
Registration No. 333-270997; 811-23859

LionShares U.S. Equity Total Return ETF
TOT
(the “Fund”)
A series of Advisor Managed Portfolios (the “Trust”)

Supplement dated August 10, 2026 to the
Summary Prospectus dated September 1, 2025

This supplement to the summary prospectus is being filed to notify shareholders of the Fund that the board of trustees of the Trust has agreed not to renew the existing fee waiver agreement between LionShares LLC and the Trust, on behalf of the Fund, with such change effective September 1, 2026.

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Please retain this Supplement with your Summary Prospectus.